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                                                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Lazare Kaplan International, Inc. (the "Company") on Form 10-K for the period ended May 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leon Tempelsman, Vice Chairman of the Board and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: August 25, 2005



                                    /s/ Leon Tempelsman
                                    ----------------------------------
                                    Leon Tempelsman
                                    (Chief Executive Officer)








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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Lazare Kaplan International, Inc. (the "Company") on Form 10-K for the period ended May 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William
H. Moryto, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: August 25, 2005



                                       /s/ William H. Moryto
                                       ---------------------
                                       William H. Moryto
                                       (Chief Financial Officer)